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                                                                    EXHIBIT 10.8



       SCHEDULE OF OMITTED 1997 STOCK INCENTIVE PLAN - NONQUALIFIED STOCK
                               OPTION AGREEMENTS

         The following documents have been omitted as Exhibits to the
Registration Statement because they are on substantially identical terms as
Exhibit 10.7 in all material respects other than with respect to the number of options granted to the executives under the agreement.
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                                                                                              Options
                                          Agreement                                           Granted
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
         1. Nonqualified Stock Option Agreement, dated as of January 1, 2000, between TravelCenters of America, Inc., a Delaware corporation, and
              Edwin P. Kuhn                                                                    36,000

         2. Nonqualified Stock Option Agreement, dated as of January 1, 2000, between TravelCenters of America, Inc., a Delaware corporation, and
              James W. George                                                                  18,000

         3. Nonqualified Stock Option Agreement, dated as of January 1, 2000, between TravelCenters of America, Inc., a Delaware corporation, and
              Michael H. Hinderliter                                                           18,000

         4. Nonqualified Stock Option Agreement, dated as of January 1, 2000, between TravelCenters of America, Inc., a Delaware corporation, and
              Timothy L. Doane                                                                 18,000

         5. Nonqualified Stock Option Agreement, dated as of January 1, 2000, between TravelCenters of America, Inc., a Delaware corporation, and
              Steven C. Lee                                                                    5,000

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